© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward- looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from the maturity, modification or prepayment of long-term borrowings that mature through 2022; further prepayment penalties related to the early extinguishment of high cost borrowings; less than expected cost savings in 2016 and 2017 from Valley's branch efficiency and cost reduction plans; lower than expected cash flows from purchased credit-impaired loans; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; Results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected loan losses within one or more segments of our loan portfolio; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; unanticipated credit deterioration in our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; an unexpected decline in real estate values within our market areas; changes in accounting policies or accounting standards, including the potential issuance of new authoritative accounting guidance which may increase the required level of our allowance for credit losses; higher than expected income tax expense or tax rates, including increases resulting from changes in tax laws, regulations and case law; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; future goodwill impairment due to changes in our business, changes in market conditions, or other factors; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; the inability to realize expected revenue synergies from the CNL merger in the amounts or in the timeframe anticipated; inability to retain customers and employees, including those of CNL; and other unexpected material adverse changes in our operations or earnings. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 Average Balance Sheet Items March 31, 2016 March 31, 2015 Assets $21.7 billion $18.9 billion Interest Earning Assets $19.5 billion $16.7 billion Loans $16.0 billion $13.6 billion Deposits $16.4 billion $14.1 billion Shareholders’ Equity $2.2 billion $1.9 billion Total Employees(1) 2,897 2,934 Corporate Profile 3 Branches 226 ATMs 239 Overview of Valley National Bancorp (1)Total employees reflects the full-time equivalent

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Heavily populated footprint in 3 states • Strong customer service culture • Experienced commercial lender • Seasoned senior and executive management • Balanced institutional and retail stock ownership – Approximately 255 institutional holders or 56% of all shares* – Long-term investment approach – Focus on cash dividends • Large insider stock ownership, family members, retired employees and retired directors • Never had a losing quarter since founded in 1927 Our Approach 4 *Data as of April 26, 2016

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Strategic Vision 5 Valley in 2020 NJ NY FL Overview  A premier commercial banking franchise with a diversified balance sheet  Asset generator in three (3) of the best markets on the East Coast  Leverage current infrastructure with particular emphasis on Florida to drive growth  Utilize technology to enhance & streamline operations and delivery channels  Increase focus on non-interest revenue to deliver solid performance in challenging environment Long-term Vision  Asset Size: Mid-Size Bank  Footprint: NJ / NY / FL  Growth: Organic / Opportunistic Acquisitions

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp 190 Branches New Jersey & New York Franchise NJ 64% NY 22% Loans NJ 59% NY 25% Deposits 6 16 Counties Core Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 5,943 40,080 3,123 89 Avg. Income / Household $95,598 $83,900 $114,414 $71,320 Avg. Deposits / Branch $101,972 $668,345 $124,563 $106,264 VLY Deposits $8.2 billion $2.3 billion $1.0 billion $15.6 billion VLY Deposit Market Share 5.93% 0.22% 0.87% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic data for 2014; Deposit data for 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Florida Franchise FL 14% Loans FL 16% Deposits 7 36 Branches 14 Counties NY/NJ 86% NY/NJ 83% Core Demographic Overview Central Tampa(1) Central Orlando(2) Southeast(3) Florida Avg. Pop. / Sq. Mile 2,343 415 1,458 352 Avg. Income / Household $61,996 $62,028 $64,147 $57,014 Avg. Deposits / Branch $102,959 $65,741 $139,023 $93,768 VLY Deposits $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.20% 1.30% 0.66% 0.61% (1)Central Tampa includes Pinellas & Hillsborough Counties (2)Central Orlando includes Orange, Brevard & Indian River Counties (3)Southeast includes Palm Beach, Broward & Miami-Dade Counties; Demographic data for 2014; Deposit data for 2015

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 1.22% 0.36% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% Valley’s 1Q 2016 Highlights Year Over Year Loan Growth(1) Financial Highlights • Net income of $36.2 million was up 19 percent from the same period a year ago • Funding mix was favorable as deposits increased 4 percent on an annualized basis Operating Efficiency • In connection with our Branch Efficiency Plan that was announced in 3Q 2015, we closed 14 of 28 branches through 1Q 2016 – Remaining 14 branches to be closed by June 30, 2016 Credit Quality • Non-performing assets decreased 0.8 percent to $77.6 million which represented 0.36 percent of total assets • Annualized net charge-offs to average loans declined 1 basis point to 0.04 percent from the previous quarter Dashboard 16% 14% 6% 6% 8% 3% 2% 0% 5% 10% 15% 20% 25% 30% Commercial & Industrial Commercial Real Estate Residential Mortgage Total Consumer Valley Valley ex CNL 7% 24% 17% 8% Non-Performing Assets to Total Assets(2) 8 (1)Total Loans, year over year percent change (2)Excludes Purchase Credit Impaired Loans

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp 1. Expected Impact of Branch Efficiency Plan 2. Cost Reduction Plan to Yield Added Efficiencies • Anticipated to reduce annual operating expense by $4.5 million in 2016 increasing to $10 million in 2017(1) • Will close a total of approximately 28 branches through June 30, 2016 (14 closed since the Plan was initiated) • Continued evaluation of customer delivery channels, branch usage patterns, and other factors Net Reduction in Operating Expenses by FY(1) Expense Discipline to Improve Efficiency Ratio(2) Branch Efficiency & Cost Reduction Plans • Expected to save $5 million in pre-tax operating expense in 2016 increasing to $8 million in 2017 • Streamline various aspects of Valley’s business model, staff reductions and further utilization of technological enhancements $4.5 $10.0 $5.0 $8.0 FY 2016 FY 2017 Cost Reductions Branch Efficiency $9.5 million $18.0 million 74% 65% 60% 60% 58% 62% 66% 70% 74% FY 2015 1H 2016 2H 2016 FY 2017 9 (1)Operating expense presented on a pre-tax basis (2)Actual and estimated efficiency ratio is total non-interest expense less amortization of tax credit investments divided by net interest income plus non-interest income ~ ~ ~ ~

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Overview of Credit Trends 2003 – 2016 Average Net Charge-offs to Loans by Category 0.07% 0.46% 0.26% 0.06% 0.07% 0.42% 0.19% 0.32% 0.67% 1.65% 0.44% 0.49% 1.22% 0.59% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total Valley National Bancorp Peer Group ($10 to $50 billion in assets) Data as of April 26, 2016 Peer group includes banks between $10 billion and $50 billion in assets 10

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp PCI Fair Value Adjustment & ACL* PCI FVA & ACL as Percent of Total Loans 1 0 4. 6 1 0 4 .9 1 0 6 .7 1 0 8 .4 1 0 7 .7 1 0 0 .0 9 1 .5 8 7 .3 1 1 7 .0 1 1 4 .2 50 60 70 80 90 100 110 120 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Allowance for Credit Loss Fair Value Adjustment Millions Bancorp Regulatory Capital Ratios Capital Highlights Capital Profile 0.76% 0.72% 0.71% 0.68% 0.67% 0.73% 0.63% 0.58% 0.73% 0.71% 0.00% 0.50% 1.00% 1.50% 2.00% 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Allowance for Credit Loss Fair Value Adjustment 1 1 .3 5% 1 2 .6 2% 1 2 .4 3% 1 2 .0 2% 1 1 .7 9% 9 .4 5% 1 0 .0 7% 9 .9 3% 9 .7 2% 9 .4 6% 9 .4 5% 9 .3 1% 9 .1 8% 9 .0 1% 8 .8 1% 4% 6% 8% 10% 12% 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Total RBC Tier 1 CET1 • Regulatory capital ratios reflect strong capital position • Basel III phase-in provisions and the impact of late quarter originations contributed to the linked quarter decline in capital levels 11 *Allowance for credit losses (ACL) Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Appendix

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Loans, 74% Securities, 14% Cash, 2% Intangible Assets, 3% Total Other Assets, 6% Total Assets Valley National Bancorp Asset & Loan Composition Commercial Real Estate, 47% Residential Mortgages, 19% Commercial Loans, 16% Auto Loans, 7% Other Consumer, 6% Construction, 5% Loan Portfolio *Total Other Assets include bank owned branch locations carried at a cost estimated by management to be less than the current market value. Totals may not equal 100 percent due to rounding. 13

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Commercial Real Estate - $7.7 Billion 15% 13% 12% 12% 12% 4% 4% 4% 3% 1% 20% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $669 Million in Construction loans. Construction composition displayed separately in presentation. -*The average LTV figures do not include CNLBank CRE portfolio collateral values. Commercial Real Estate Diversified Portfolio 14 Primary Property Type $ Amount (Millions) % of Total Avg 2012 1Q Avg LTV* LTV* Retail 1,497 20% 53% 50% Apartments 1,111 15% 58% 37% Mixed Use 1,007 13% 52% 44% Coop Mortgages 912 12% 11% N/A Industrial 942 12% 52% 51% Office 936 12% 56% 53% Healthcare 341 4% 58% 60% Specialty 335 4% 45% 50% Other 294 4% 48% 38% Residential 185 3% 56% 49% Land Loans 97 1% 56% 67% Total $7,657 100% 49% Data as of March 31, 2016

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Retail Property Types - $1.5 Billion 31% 25% 22% 8% 7% 4% 2% 1% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. -Construction composition displayed separately in presentation -*The average LTV figures do not include 1st United or CNLBank CRE portfolio collateral values Retail Composition Commercial Real Estate 15 Retail Property Type % of Avg 2012 1Q Avg LTV* Total LTV* Single Tenant 31% 54% 50% Multi-Tenanted - Anchor 25% 53% 51% Multi-Tenanted – No Anchor 22% 54% 54% Auto Dealership 8% 50% 49% Other 7% N/A N/A Food Establishments 4% 52% 54% Entertainment Facilities 2% 48% 56% Auto Servicing 1% 49% 49% Data as of March 31, 2016

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 27% 23% 20% 16% 7% 4% 2% 1% Composition Construction Loan Total Construction Loans - $669 Million 16 Primary Property Type $ Amount (Millions) % of Total 2012 1Q % of Total Apartments 180 27% 39% Residential 151 23% 9% Land Loans 132 20% 11% Mixed Use 108 16% 15% Retail 46 7% 11% Healthcare 25 4% 1% Other 18 2% 11% Specialty 9 1% 3% Total $669 100% -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. Data as of March 31, 2016

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 17

© 2016 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 18